Exhibit (n)(1)(i)

AMENDED SCHEDULE A

AMENDED AND RESTATED PLAN FOR

MULTIPLE CLASSES OF SHARES

The following series and classes of shares are offered effective as of March 1, 2016:

ClearTrack 2015	Class R1
Class R6
ClearTrack 2020	Class R1
Class R6
ClearTrack 2025	Class R1
Class R6
ClearTrack 2030	Class R1
Class R6
ClearTrack 2035	Class R1
Class R6
ClearTrack 2040	Class R1
Class R6
ClearTrack 2045	Class R1
Class R6
ClearTrack 2050	Class R1
Class R6
ClearTrack Retirement Income	Class R1
Class R6
Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation –Growth Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Bond	Class I2

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2
Transamerica Commodity Strategy	Class I2
Transamerica Concentrated Growth	Class A
Class C
Class I
Class I2
Transamerica Core Bond	Class I2
Transamerica Developing Markets Equity	Class I2
Transamerica Dividend Focused	Class A
Class C
Class I
Class I2
Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2
Transamerica Event Driven	Class A
Class I
Class I2
Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2
Transamerica Floating Rate	Class A
Class C
Class I
Class I2
Transamerica Global Bond	Class A
Class C
Class I
Class I2

Transamerica Global Equity	Class A
Class C
Class I
Class I2
Transamerica Global Long/Short Equity	Class A
Class I
Class I2
Transamerica Global Macro	Class I2
Transamerica Global Real Estate Securities	Class I2
Transamerica Growth	Class I2
Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Transamerica High Yield Muni	Class A
Class C
Class I
Transamerica Income & Growth	Class A
Class C
Class I
Class I2
Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Transamerica Intermediate Bond	Class I2
Transamerica Intermediate Muni	Class A
Class C
Class I
Transamerica International Equity	Class A
Class C
Class I
Class I2
Transamerica International Equity Opportunities	Class I2
Transamerica International Small Cap	Class I2
Transamerica International Small Cap Value	Class I
Class I2

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Transamerica Long/Short Strategy	Class I2
Transamerica Managed Futures Strategy	Class I2
Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Transamerica Mid Cap Value	Class I2
Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2
Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2
Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2
Transamerica Multi-Cap Growth	Class A
Class B
Class C
Class I
Class I2
Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2
Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I
Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica Small Cap Core	Class A
Class C
Class I
Class I2
Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2
Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2
Transamerica Strategic High Income	Class A
Class C
Class I
Class I2
Transamerica Tactical Allocation	Class A
Class C
Class I
Transamerica Tactical Income	Class A
Class C
Class I
Transamerica Tactical Rotation	Class A
Class C
Class I
Transamerica Total Return	Class I2
Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2
Transamerica US Growth	Class A
Class B
Class C
Class I
Class I2
Class T